Exhibit 10.3

SUBSCRIPTION AGREEMENT

Bigtincan Limited

Paget-Brown Trust Company Ltd.

Century Yard, Cricket Square, Elgin Avenue, PO Box 1111

George Town, Grand Cayman, Cayman Islands KY1-1102

Bigtincan Holdings Limited

Level 5, 126 Phillip St

Sydney NSW 2000

Ladies and Gentlemen:

In connection with the proposed business combination (the “Transaction”) contemplated by that certain business combination agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Transaction Agreement”), by and among Investcorp AI Acquisition Corp., a Cayman Islands exempted company (“SPAC”), Bigtincan Limited, a Cayman Islands exempted company (“Pubco”), BTH Merger Sub Limited, a Cayman Islands exempted company and a direct, wholly owned subsidiary of Pubco (“Merger Sub”), and Bigtincan Holdings Limited, an Australian public company listed on the Australian Securities Exchange with Australian Company Number (ACN) 154 944 797 (the “Company”), and that certain scheme implementation deed entered into in connection with the Transaction Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the “SID”), by and among SPAC, Pubco, Merger Sub and the Company, pursuant to and in accordance with the terms and conditions set forth in this subscription agreement (this “Subscription Agreement”), the undersigned desires to subscribe for and purchase from Pubco, and Pubco desires to sell to the undersigned, that number of ordinary shares, par value USD$0.0001 per share, of Pubco (“Ordinary Shares”), set forth on the signature page hereof for a purchase price of USD$10.00 per share (the “Per Share Price” and the aggregate of such Per Share Price for all Ordinary Shares subscribed for by the undersigned being referred to herein as the “Purchase Price”). In connection with the Transaction, it is contemplated that certain other institutional “accredited investors” (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) will enter into separate subscription agreements with Pubco (the “Other Subscription Agreements”), pursuant to which such investors (the “Other Subscribers”) will purchase Ordinary Shares at the Per Share Price (the undersigned being referred to sometimes herein as a “Subscriber” and together with the Other Subscribers, the “Subscribers”). In connection therewith, the undersigned and Pubco agree as follows:

1. Subscription. Subject to the provisions of Section 2, the undersigned hereby irrevocably subscribes for and agrees to purchase from Pubco such number of Ordinary Shares as is set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein (the “Shares”). The undersigned understands and agrees that the undersigned’s subscription for the Shares shall be deemed to be accepted by Pubco if and when this Subscription Agreement is signed and delivered by a duly authorized person by or on behalf of Pubco.

For the purposes of this Subscription Agreement, “Business Day” means any day on which the principal offices of the United States Securities and Exchange Commission (the “Commission”) in Washington, D.C. are open to accept filings and on which banks are not required or authorized to close in any of New York, New York, Sydney, Australia, or the Cayman Islands.

2. Closing. The closing of the sale of the Shares contemplated hereby (the “Subscription Closing”) is contingent upon the substantially concurrent consummation of the Transaction (the “Transaction Closing”). The Subscription Closing shall occur on the date of, and substantially concurrently with, the Transaction Closing (the “Transaction Closing Date”). Not less than ten Business Days prior to the scheduled Transaction Closing Date, Pubco shall provide written notice to the undersigned (the “Closing Notice”) (a) of such scheduled Transaction Closing Date, (b) that Pubco reasonably expects all conditions to the closing of the Transaction to be satisfied or waived and (c) including wire instructions for delivery of the Purchase Price to an Australian dollar denominated trust account with an authorized deposit-taking institution operated by the Company as trustee for the shareholders of the Company (the “Company Trust Account”). The undersigned shall deliver to the Company Trust Account, at least four Business Days prior to the Transaction Closing Date specified in the Closing Notice, the Purchase Price, by wire transfer of United States dollars in immediately available funds. On the Transaction Closing Date or as promptly as practicable thereafter, Pubco shall deliver to the undersigned (i) the Shares in book- entry form, or, if required by the undersigned, certificated form, free and clear of any liens or other restrictions whatsoever (other than those arising under this Subscription Agreement or applicable securities laws), in the name of the undersigned (or its nominee in accordance with its delivery instructions) or to a custodian designated by the undersigned, as applicable, and (ii) a copy of the records of Pubco’s transfer agent showing the undersigned (or such nominee or custodian) as the owner of the Shares on and as of the Transaction Closing Date. The Purchase Price shall be released from the Trust Account in accordance with the terms of the SID.

If the Transaction Closing does not occur within five Business Days after the Transaction Closing Date specified in the Closing Notice, the Company shall promptly (but not later than two Business Days thereafter) return the Purchase Price to the undersigned by wire transfer of United States dollars in immediately available funds to the account specified by the undersigned, and any book-entries representing Shares and, if applicable, certificated Shares, shall be deemed cancelled (and, in the case of certificated Shares, the undersigned shall promptly return such certificates to Pubco or, as directed by Pubco, to Pubco’s representative or agent).

If this Subscription Agreement terminates following the delivery to the Company Trust Account by the undersigned of the Purchase Price, the Company shall promptly (but not later than two Business Days thereafter) return the Purchase Price to the undersigned.

Notwithstanding the foregoing in this Section 2, if the undersigned informs Pubco (A) that it is an investment company registered under the Investment Company Act of 1940, as amended, (B) that it is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or (C) that its internal compliance policies and procedures so require it, then, in lieu of the settlement procedures provided above, the following shall apply: the undersigned shall deliver at 8:00 a.m. Australian Eastern Standard Time on the Transaction Closing Date (or as soon as practicable prior to the Transaction Closing on the Transaction Closing

Date, following receipt of evidence from Pubco’s transfer agent of the issuance to the undersigned of the Shares on and as of the Transaction Closing Date) the Purchase Price for the Shares by wire transfer of United States dollars in immediately available funds to the Company Trust Account against delivery by Pubco to the undersigned of the Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of the undersigned (or its nominee in accordance with its delivery instructions), and evidence from Pubco’s transfer agent of the issuance to the undersigned of the Shares effective as of the Transaction Closing Date.

3.	Closing Conditions.

(a) The obligations of Pubco to consummate the transactions contemplated hereunder are subject to the conditions that, at the Subscription Closing:

(i) all representations and warranties of the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Subscription Closing as though made on the Subscription Closing (except for those representations and warranties that speak as of a specific date, which shall be so true and correct in all material respects as of such specified date), and consummation of the Subscription Closing shall constitute a reaffirmation by the undersigned of each of the representations, warranties and agreements of the undersigned contained in this Subscription Agreement as of the Subscription Closing, but in each case without giving effect to the consummation of the Transaction; and

(ii) the undersigned shall have performed or complied in all material respects with all agreements and covenants required by this Subscription Agreement.

(b) The obligations of the undersigned to consummate the transactions contemplated hereunder are subject to the conditions that, at the Subscription Closing:

(i) all representations and warranties of Pubco contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Subscription Closing as though made on the Subscription Closing (except for those representations and warranties that speak as of a specific date, which shall be so true and correct in all material respects as of such specified date), and consummation of the Subscription Closing shall constitute a reaffirmation by Pubco of each of the representations, warranties and agreements of Pubco contained in this Subscription Agreement as of the Subscription Closing, but in each case without giving effect to consummation of the Transaction;

(ii) Pubco shall have performed or complied in all material respects with all agreements and covenants required by this Subscription Agreement; and

(iii) no amendment, modification or waiver of the Transaction Agreement shall have occurred that reasonably would be expected to materially and adversely affect the economic benefits that the Subscriber reasonably would expect to receive under this Subscription Agreement.

(c) The obligations of each of Pubco and the undersigned to consummate the transactions contemplated hereunder are subject to the conditions that, at the Subscription Closing:

(i) no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

(ii) all conditions precedent to the closing of the Transaction set forth in the Transaction Agreement shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied by a party to the Transaction Agreement at the closing of the Transaction, but subject to satisfaction or waiver by such party of such conditions as of the closing of the Transaction); and

(iii) no suspension of the qualification of the Shares for offering or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred and be continuing.

4. Further Assurances. At the Subscription Closing, the parties hereto shall execute and deliver or cause to be executed and delivered such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5. Pubco Representations and Warranties. Pubco represents and warrants to the undersigned that:

(a) Pubco is validly existing and is in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) The Shares have been duly authorized by Pubco and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under Pubco’s memorandum and articles of association or under the laws of the Cayman Islands.

(c) As of the date hereof, the authorized share capital of Pubco consists of 5,000,000 ordinary shares, par value USD$0.01 per share, of which one is issued and outstanding. As of the date hereof and as of immediately prior to the Subscription Closing and the Transaction Closing, no other shares of Pubco are issued and outstanding. As of the date hereof, except for Merger Sub (which was formed for purposes of effecting the Transaction), Pubco has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. As of the date hereof, except as set forth above and pursuant to the Other Subscription Agreements, the Transaction Agreement or the SID, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from Pubco any Ordinary Shares or other equity interests in Pubco (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. There are no securities or instruments issued by or to which Pubco is a party containing anti- dilution or similar provisions that will be triggered by the issuance of the Shares or any Ordinary Shares to be issued pursuant to the Other Subscription Agreements, in each case, that have not been or will not be validly waived on or prior to the Subscription Closing.

(d) The Shares are not, and following the Transaction Closing and the Subscription Closing will not be, subject to any Transfer Restriction. The term “Transfer Restriction” means any condition to or restriction on the ability of the undersigned to pledge, sell, assign or otherwise transfer the Shares under any organizational document, policy or agreement of, by or with Pubco, but excluding the restrictions on transfer described in Section 6(c) with respect to the status of the Shares as “restricted securities” pending their registration for resale or transfer under the Securities Act in accordance with the terms of this Subscription Agreement.

(e) This Subscription Agreement and the Transaction Agreement have been duly authorized, executed and delivered by Pubco and are the legally binding obligations of Pubco and are enforceable in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

(f) The execution, delivery and performance of the Subscription Agreement, the issuance and sale of the Shares and the compliance by Pubco with all of the provisions of this Subscription Agreement and the consummation of the transactions herein will not: (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Pubco or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan or credit agreement, guarantee, note, bond, permit, lease, license or other agreement or instrument to which Pubco or any of its subsidiaries is a party or by which Pubco or any of its subsidiaries is bound or to which any of the property or assets of Pubco is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of Pubco (a “Material Adverse Effect”) or materially affect the validity of the Shares or the legal authority or ability of Pubco to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of Pubco; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over Pubco or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Shares or the legal authority of Pubco to comply with this Subscription Agreement.

(g) Pubco is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Nasdaq Stock Market LLC (“Nasdaq”)) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Shares), other than (i) filings with the Commission, (ii) filings required by applicable securities laws, (iii) filings required by Nasdaq, including with respect to obtaining any required shareholder approval, (iv) filings required to consummate the Transaction as provided under the Transaction Agreement and the other definitive documents relating to the Transaction and (v) where the failure of which would not be reasonably likely to have a Material Adverse Effect or have a material adverse effect on Pubco’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Shares.

(h) Pubco is in compliance with all applicable laws, except where such non- compliance would not have a Material Adverse Effect. Pubco has not received any written communication from a governmental entity that alleges that Pubco is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

(i) At the Transaction Closing, the Ordinary Shares will be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed for trading on Nasdaq. As of the date hereof, there is no suit, action, proceeding or investigation pending or, to the knowledge of Pubco, threatened against Pubco by Nasdaq or the Commission, respectively, to prohibit such registration or listing of the Ordinary Shares.

(j) Assuming the accuracy of the undersigned’s representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the Shares by Pubco to the undersigned.

(k) Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of Pubco, threatened against Pubco or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against Pubco.

(l) Other than the Other Subscription Agreements, Pubco has not entered into any side letter or similar agreement with any Other Subscriber or other person in connection with such Other Subscriber’s or other person’s direct or indirect investment in Pubco or with any other person, and such Other Subscription Agreements have not been amended in any material respect following the date of this Subscription Agreement and reflect the same Per Share Price and terms that are not materially more favorable to such Other Subscriber thereunder than the terms of this Subscription Agreement.

(m) Pubco acknowledges and agrees that, notwithstanding anything herein to the contrary, the Shares may be pledged by the Subscriber in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and the Subscriber effecting a pledge of Shares shall not be required to provide Pubco with any notice thereof or otherwise make any delivery to Pubco pursuant to this Subscription Agreement; provided, that such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge.

(n) Neither Pubco, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Pubco security or solicited any offers to buy any Pubco security under circumstances that would adversely affect reliance by Pubco on Section 4(a)(2) of the Securities Act for the exemption from registration of the offer and sale of the Shares or would require registration of the issuance of the Shares under the Securities Act.

(o) Pubco is not, and immediately after receipt of payment for the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

6. Subscriber Representations and Warranties. The undersigned represents and warrants to Pubco that:

(a) The undersigned is (i) a “qualified institutional buyer” (as defined under the Securities Act) or (ii) an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the requirements set forth on Schedule A, and is acquiring the Shares only for his, her or its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A). Accordingly, the undersigned understands that the offering of the Shares meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

(b) The undersigned (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Shares. Accordingly, the undersigned understands that the offering of the Shares meets (A) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (B) the institutional customer exemption under FINRA Rule 2111(b).

(c) The undersigned understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The undersigned understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act except (i) to Pubco or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act (including, without limitation, a private resale or transfer pursuant to the so-called “Section 4(a)(1 1⁄2)” exemption), and in each of cases (i) and (iii) in accordance with any other applicable securities laws, and that any certificates or book-entry positions representing the Shares shall contain a legend to such effect. The undersigned acknowledges that the Shares will not be immediately eligible for resale or transfer pursuant to Rule 144 promulgated under the Securities Act, that Rule 144 will not be available until 12 months following the closing and, as a result, the undersigned may not be able to readily resell or transfer the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

(d) The undersigned understands and agrees that the undersigned is purchasing Shares directly from Pubco. The undersigned further acknowledges that there have been no representations, warranties, covenants or agreements made to the undersigned by Pubco, its officers or directors, or any other party to the Transaction or other person, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

(e) Either (i) the undersigned is not a “Benefit Plan Investor” as contemplated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (ii) the undersigned’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

(f) The undersigned acknowledges and agrees that the undersigned has received, and has had an adequate opportunity to review, such financial and other information as the undersigned deems necessary in order to make an investment decision with respect to the Shares and has made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to the undersigned’s investment in the Shares. The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The undersigned further acknowledges that the information provided to the undersigned is preliminary and subject to change and Pubco is under no obligation to inform the undersigned regarding any such changes, except to the extent such changes would reasonably be expected to cause the failure of Pubco to satisfy a condition to the Subscriber’s obligations at the Subscription Closing.

(g) The undersigned became aware of this offering of the Shares solely by means of direct contact between the undersigned and Pubco or a representative of Pubco, and the Shares were offered to the undersigned solely by direct contact between the undersigned and Pubco or a representative of Pubco. The undersigned did not become aware of this offering of the Shares, nor were the Shares offered to the undersigned, by any other means. The undersigned acknowledges that Pubco represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any other applicable securities laws.

(h) The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. The undersigned is able to fend for himself, herself or itself in the transactions completed herein, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of such investment in the Shares and can afford a complete loss of such investment. The undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

(i) Alone, or together with any professional advisor(s), the undersigned has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in Pubco. The undersigned acknowledges specifically that a possibility of total loss exists.

(j) In making its decision to purchase the Shares, the undersigned has relied solely upon independent investigation made by the undersigned and the representations, warranties and covenants contained herein. Without limiting the generality of the foregoing, the undersigned has not relied on any statements or other information provided by any placement agent or other person concerning Pubco or the Shares or the offer and sale of the Shares.

(k) The undersigned understands and agrees that no governmental agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of the investment contemplated by this Subscription Agreement.

(l) The undersigned is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.

(m) The execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned, have been duly authorized by all necessary action and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same or, if the undersigned is not an individual, the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

(n) Neither the due diligence investigation conducted by the undersigned in connection with making its decision to acquire the Shares nor any representations and warranties made by the undersigned herein shall modify, amend or affect the undersigned’s right to rely on the truth, accuracy and completeness of Pubco’s representations and warranties contained herein.

(o) None of the undersigned or any of its officers, directors, members, managers or general partners is (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, the undersigned maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, the undersigned maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

(p) No disclosure or offering document has been prepared by any placement agent or other person in connection with the offer and sale of the Shares.

(q) In connection with the issue and purchase of the Shares, no placement agent or other person has acted as the undersigned’s financial advisor or fiduciary.

(r) The undersigned acknowledges that SPAC, Pubco, Merger Sub and the Company may amend, modify, supplement or waive the terms of the Transaction Agreement or that certain Scheme Implementation Deed, dated as of the date hereof, by and among SPAC, Pubco, Merger Sub and the Company (the “SID”), in each case, in accordance with the terms thereof, without the consent of the undersigned, including, without limitation, to revise the End Date (as defined in the SID) under the SID.

7.	Registration Rights.

(a) As soon as practicable but no later than 30 Business Days following the Transaction Closing (the “Filing Date”), Pubco shall prepare and file with the Commission a shelf registration statement under Rule 415 of the Securities Act (such registration statement, a “Registration Statement”) covering the resale of the Shares on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Registration Statement declared effective as soon as practicable after the filing thereof and no later than the earlier of (i) the 60th calendar day (or the 90th calendar day if the Commission notifies Pubco that it will “review” the Registration Statement) following the Transaction Closing Date and (ii) the 10th Business Day

after the date Pubco is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, however, that Pubco’s obligations to include the Shares in the Registration Statement are contingent upon the undersigned furnishing in writing to Pubco such information regarding the undersigned, the securities of Pubco held by the undersigned and the intended method of disposition of the Shares as shall be reasonably requested by Pubco to effect the registration of the Shares, and shall execute such documents in connection with such registration as Pubco may reasonably request that are customary of a selling stockholder in similar situations. Pubco shall maintain the Registration Statement in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Registration Statement continuously effective, available for use to permit the undersigned to sell the Shares and in compliance with the provisions of the Securities Act until the earliest of (i) the date on which the Shares may be resold without volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act, (ii) the date on which such Shares have actually been sold and (iii) the date which is two years after the Subscription Closing. In the event Pubco files a Registration Statement on Form F-1, Pubco shall use commercially reasonable efforts to convert such Registration Statement to a Registration Statement on Form F-3 as soon as practicable after Pubco is eligible to use Form F- 3.

(b) Notwithstanding the foregoing, if the Commission prevents Pubco from including in the Registration Statement any or all of the Shares due to limitations on the use of Rule 415 of the Securities Act for the resale or transfer of the Shares by the applicable shareholders or otherwise, the Registration Statement shall register for resale or transfer such number of Shares which is equal to the maximum number of Shares as is permitted by the Commission. If the Commission requests that the undersigned be identified as a statutory underwriter in the Registration Statement, the undersigned will have an opportunity to withdraw from the Registration Statement.

(c) Upon receipt of written notice from Pubco that the Registration Statement, or the prospectus included in the Registration Statement (as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus (the “Prospectus”)), contains an untrue statement of a material fact or an omission to state a material fact required to be stated in the Registration Statement or the Prospectus, or necessary to make the statements in the Registration Statement not misleading or, in the case of the Prospectus, not misleading in light of the circumstances under which they were made, the Subscriber shall forthwith discontinue disposition of Shares until he, she or it has received copies of a supplemented or amended Prospectus correcting such untrue statement or such omission (it being understood that Pubco hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until he, she or it is advised in writing by Pubco that the use of the Prospectus may be resumed.

(d) If the filing, initial effectiveness or continued use of the Registration Statement at any time would require Pubco to make any public disclosure of material non-public information, which disclosure, in the good faith judgment of the principal executive officer or principal financial officer of Pubco, after consultation with counsel to Pubco, (i) would be required to be made in the Registration Statement or the Prospectus in order for the Registration Statement or the Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed and (iii) Pubco has a bona fide business purpose for not making such information public (an “Adverse Disclosure”), or would require the inclusion in the Registration Statement of financial statements that are unavailable to Pubco for reasons beyond Pubco’s control, Pubco may, upon giving prompt written notice of such action to the Subscriber, delay the filing or initial effectiveness of, or suspend use of, the Registration Statement for the shortest period of time, determined in good faith by Pubco to be necessary for such purpose. In the event Pubco exercises its rights under the preceding sentence, the Subscriber agrees to suspend, immediately upon his, her or its receipt of the notice referred to above, his, her or its use of the Prospectus in connection with any sale or offer to sell Shares. Pubco shall immediately notify the Subscriber of the expiration of any period during which it exercised its rights under this Section 7(d).

(e) In the case of the registration, qualification, exemption or compliance effected by Pubco pursuant to this Subscription Agreement, Pubco shall, upon reasonable request, inform the Subscriber as to the status of such registration, qualification, exemption and compliance (or direct the Subscriber to the publicly available filing thereof). At its expense, Pubco shall:

(i)  advise the Subscriber within two Business Days:

(A) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(B) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information;

(C) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(D) of the receipt by Pubco of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(E) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, Pubco shall not, when so advising the Subscriber of such events, provide the Subscriber with any material, non-public information regarding Pubco other than to the extent that providing notice to the Subscriber of the occurrence of the events listed in (A) through (E) above constitutes material, non-public information regarding Pubco;

(ii) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iii) in the event Pubco is required to make an Adverse Disclosure, except for such times as Pubco is permitted hereunder to suspend, and has suspended, the use of the Prospectus, Pubco shall use commercially reasonable efforts to, as soon as reasonably practicable, prepare a post-effective amendment to the Registration Statement or a supplement to the Prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, the Prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(iv) use commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the Shares issued by Pubco have been listed; and

(v) use commercially reasonable efforts to take all other steps necessary to effect the registration of the Shares contemplated hereby and to enable Subscriber to sell the Shares under Rule 144.

(f) The Subscriber may deliver written notice (an “Opt-Out Notice”) to Pubco requesting that the Subscriber not receive notices from Pubco otherwise required by this Section 7; provided, however, that the Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Subscriber (unless subsequently revoked), (i) Pubco shall not deliver any such notices to the Subscriber and the Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Subscriber’s intended use of an effective Registration Statement, the Subscriber shall notify Pubco in writing at least two Business Days in advance of such intended use, and if a notice of a suspension event was previously delivered (or would have been delivered but for the provisions of this Section 7(f)) and the related suspension period remains in effect, Pubco will so notify the Subscriber, within two Business Days of the Subscriber’s notification to Pubco, by delivering to the Subscriber a copy of such previous notice of suspension event, and thereafter will provide the Subscriber with the related notice of the conclusion of such suspension event immediately upon its availability.

(g) Pubco shall, at its sole expense, upon appropriate notice from the Subscriber stating that Shares have been sold or transferred pursuant to the Registration Statement, timely prepare and deliver certificates or evidence of book-entry positions representing the Shares to be delivered to a transferee pursuant to the Registration Statement, which certificates or book-entry positions shall be free of any restrictive legends and in such denominations and registered in such names as the Subscriber may request. Further, Pubco shall use commercially reasonable efforts, at its sole expense, to cause its legal counsel to (i) issue to the transfer agent and maintain a “blanket” legal opinion instructing the transfer agent that, in connection with a sale or transfer of

“restricted securities” (i.e., securities issued pursuant to an exemption from the registration requirements of Section 5 of the Securities Act), the resale or transfer of which restricted securities has been registered pursuant to the Registration Statement by the holder thereof named in the Registration Statement, upon receipt of an appropriate broker representation letter and other such documentation as Pubco’s counsel deems necessary and appropriate and after confirming compliance with relevant prospectus delivery requirements, is authorized to remove any applicable restrictive legend in connection with such sale or transfer, and (b) if the Shares are not registered pursuant to the Registration Statement, issue to the transfer agent a legal opinion to facilitate the sale or transfer of the Shares and removal of any restrictive legends pursuant to any exemption from the registration requirements of Section 5 of the Securities Act that may be available to a requesting Subscriber; provided, that in the case of a request to remove such restrictive legends in connection with a sale or transfer of Shares pursuant to clause (a) or (b) above, Pubco shall use commercially reasonable efforts to cause Pubco’s transfer agent to remove any such applicable restrictive legends in connection with such sale or transfer within two Business Days of such request.

(h) Pubco shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless the Subscriber (if the Subscriber is named as a selling shareholder under the Registration Statement), its officers, directors and agents, and each person who controls the Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees of one legal counsel) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by Pubco of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 7, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Subscriber furnished in writing to Pubco by the Subscriber expressly for use therein or the Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any applicable securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 7 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Pubco (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall Pubco be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by a Subscriber, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by Pubco in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a freewriting prospectus (as defined in Rule 405) that was not authorized in writing by Pubco, or (D) in connection with any offers, sales or transfers effected by or on behalf of a Subscriber in violation of Section 7(g) hereof. Pubco shall notify the Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which Pubco is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the Subscriber.

(i) The Subscriber shall indemnify and hold harmless Pubco, its directors, officers, agents and employees, and each person who controls Pubco (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the Subscriber furnished in writing to Pubco by the Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 7 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of the Subscriber be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Shares giving rise to such indemnification obligation. The Subscriber shall notify Pubco promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which the Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the Subscriber.

8. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of the following: (a) upon the termination of the Transaction Agreement in accordance with its terms without the Transaction being consummated, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to the Subscription Closing set forth in Section 3 are not satisfied or waived on or prior to the Subscription Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Subscription Closing or (d) at the election of the Subscriber, if the consummation of the Transaction shall not have occurred by the Termination Date (as defined in the Transaction Agreement); provided, that nothing herein will relieve any party hereto from liability for any willful breach hereof prior to the time of termination, and each party hereto will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. Pubco shall promptly notify the undersigned of any termination of the Transaction Agreement after the termination thereof. For the avoidance of doubt, if any termination hereof occurs after the delivery by the Subscriber of the Purchase Price for the Shares, Pubco shall promptly (but not later than two Business Days thereafter) return the Purchase Price to the Subscriber.

9. Trust Account Waiver. The undersigned acknowledges that SPAC is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. The undersigned further acknowledges that, as described in SPAC’s prospectus relating to its initial public offering dated May 9, 2022 available at www.sec.gov, substantially all of SPAC’s assets consist of the cash proceeds of SPAC’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of SPAC, its public stockholders and the underwriters of SPAC’s initial public offering. For and in consideration of Pubco entering into this Subscription Agreement in connection with the Transaction, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account and agrees not to seek recourse against the Trust Account, in each case, as a result of, or arising out of, this Subscription Agreement; provided, that nothing in this Section 9 shall be deemed to limit the undersigned’s right, title, interest or claim to the Trust Account by virtue of the undersigned’s record or beneficial ownership of Ordinary Shares acquired by any means other than pursuant to this Subscription Agreement.

10. No Short Sales. The undersigned hereby agrees that, from the date of this Agreement until the Subscription Closing, none of the undersigned, its controlled affiliates or any person acting on behalf of the undersigned or any of its controlled affiliates or pursuant to any understanding with the undersigned or any of its controlled affiliates will engage in any Short Sales with respect to securities of Pubco, SPAC or the Company. For purposes of this Section 10, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

11.	Miscellaneous.

(a) Subscriber acknowledges that SPAC will, no later than the fourth Business Day following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, the Transaction and any other material, non-public information that Pubco or any of its officers, directors, employees or agents has provided to the undersigned at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, the undersigned shall not be in possession of any material, non-public information received from Pubco or any of its officers, directors, employees or agents and the Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with Pubco. Except with the express written consent of the Subscriber and unless prior thereto the Subscriber shall have executed a written agreement regarding the confidentiality and use of such information, Pubco shall not, and shall cause its officers, directors, employees and agents, not to, provide Subscriber with any material, non-public information regarding Pubco or the Transaction from and after the filing of the Disclosure Document, other than to the extent that providing notice to the Subscriber of the occurrence of the events listed in (A) through (E) of Section 7(e)(i) constitutes material, non-public information regarding Pubco. Notwithstanding anything in this Subscription Agreement to the contrary, each party hereto acknowledges and agrees that, without the prior written consent of the other party hereto, it will not (and in the case of Pubco, it will cause its representatives and direct SPAC and the Company, not to) publicly make reference to such other party or any of its affiliates (i) in connection with the Transaction or this Subscription Agreement (provided that the undersigned may disclose its entry into this Subscription Agreement and the Purchase Price) or (ii) in any promotional materials, media or similar circumstances, except, in each case, as required by law or regulation or at the request of the Commission, Nasdaq or any other regulatory agency, including, in the case of Pubco (A) as required by applicable securities laws in connection with the Registration Statement, (b) the filing of this Subscription Agreement (or a form of this Subscription Agreement) with the Commission and (c) the filing of any other registration statement or other documents in connection with the Transaction.

(b) Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned.

(c) Pubco may request from the undersigned such additional information as Pubco may deem necessary to evaluate the eligibility of the undersigned to acquire the Shares, and the undersigned shall promptly provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that Pubco agrees to keep confidential any such information to the extent such information is not in the public domain, was not provided lawfully to Pubco by another source not under a duty of confidentiality and except to the extent disclosure of such information by Pubco is required by law, regulation, court order or any regulatory or self-regulatory organization (including Nasdaq and FINRA) or required to be included in the Registration Statement, in which case, Pubco shall provide the Subscriber with prior written notice of any disclosure of such information if reasonably practicable and legally permitted.

(d) The undersigned acknowledges that Pubco and, only following the Subscription Closing and the Transaction Closing, SPAC, Merger Sub and the Company, may rely on the acknowledgments, understandings, agreements, representations and warranties of the undersigned contained in this Subscription Agreement. Pubco acknowledges that the Subscriber will rely on the acknowledgements, understandings, agreements, representations and warranties of Pubco contained in this Subscription Agreement. Prior to the Subscription Closing, the undersigned agrees to notify Pubco promptly if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, in which case the undersigned shall notify Pubco if they are no longer accurate in all respects). The undersigned agrees that the purchase by the undersigned of Shares from Pubco pursuant to this Subscription Agreement will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the Subscription Closing.

(e) Pubco and the Subscriber are entitled to rely upon this Subscription Agreement and Pubco is irrevocably authorized to produce this Subscription Agreement or a copy hereof when required by law, regulation, court order or any regulatory or self-regulatory organization (including Nasdaq and FINRA) or required to be included in the Registration Statement or by any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(f) Except as required by law, regulation, court order or any regulatory or self- regulatory organization (including Nasdaq and FINRA) or required to be included in the Registration Statement or by any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, without the prior written consent of the undersigned, Pubco shall not, and shall cause its representatives not to, disclose the existence of this Subscription Agreement or any negotiations related hereto, or to use the name of the undersigned or any information provided by the undersigned in connection herewith in or for the purpose of any marketing activities or materials or for any similar or related purpose.

(g) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Subscription Closing.

(h) This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, waiver, or termination is sought; provided, that any rights (but not obligations) of a party under this Subscription Agreement may be waived, in whole or in part, by such party on its own behalf without the prior consent of the other party.

(i) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties with respect to the subject matter hereof. This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(j) Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(k) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(l) This Subscription Agreement may be executed in multiple counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(m) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(n) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be duly given (i) when delivered in person, (ii) if sent by prepaid post or internationally recognized delivery service, on the Business Day after the date of posting (or the seventh Business Day after the date of posting if posted to or from outside Australia and the recipient’s notice address is located in Australia) or (iii) if delivered by email, on the earlier of (A) when the sender receives an automated message confirming delivery and (B) two hours after the time sent (as recorded on the device from which the sender sent the email) unless the sender receives an automated message that the email has not been delivered, but if the delivery or transmission under clause (A) or (B) is not on a Business Day or is after 5:00 p.m. at the location of delivery or transmission on a Business Day, then such notice, request, claim, demand or other communication shall be taken to be given at 9:00 a.m. at the location of delivery or transmission on the following Business Day, in each case of clauses (i), (ii) and (iii), unless such notice, request, claim, demand or other communication specifies it shall be taken to be given at a later time, in which case it shall be taken to be given at such later time, addressed as follows (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 11(n)):

(i)  if to the undersigned, to such address or addresses set forth on the undersigned’s signature page hereto;

(ii)   if to Pubco prior to the Transaction Closing, to:

   Bigtincan Limited

   Century Yard, Cricket Square, Elgin Avenue, PO Box 1111

   George Town, Grand Cayman E9-KY1-1102

   Attention: Harsh Shethia; Dean Clinton

   Email: HShethia@Investcorp.com; DClinton@Investcorp.com

   with a copy (which shall not constitute notice) to:

   Winston & Strawn LLP

   800 Capitol Steet, Suite 2400

   Houston, TX 77002

   Attention: Michael J. Blankenship; Jonathan R. Bodle

   Email: mblankenship@winston.com; jbodle@winston.com

(iii)   If to the Company or to Pubco from and after the Transaction Closing, to:

   Bigtincan Holdings Limited

   Level 5, 126 Phillip St

   Sydney NSW 2000

   Attention: Lucy Rowe

   Email: lucy.rowe@automicgroup.com.au

   with a copy (which shall not constitute notice) to:

   Allen Overy Shearman Sterling US LLP

   2601 Olive Street, 17th Floor

   Dallas, TX 75201

   Attention: Alain Dermarkar; Robert J. Cardone; Michael Walraven

   Email: alain.dermarkar@aoshearman.com;

   robert.cardone@aoshearman.com;

   michael.walraven@aoshearman.com

   and

   Gilbert + Tobin

   Level 35, Tower 2, International Towers Sydney, 200 Barangaroo Avenue

   Barangaroo, NSW 2000

   Attention: Costas Condoleon; Wes Bainbridge; Sarah Horton

   Email: ccondoleon@gtlaw.com.au; wbainbridge@gtlaw.com.au;

   shorton@gtlaw.com.au

(o) THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT

VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 11(n) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 11(o).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber: Investcorp Cayman Holdings Limited		State/Country of Formation or Domicile: Cayman Islands

By:	/s/ Dean Clinton
Name:	Dean Clinton
Title:	Director

Name in which shares are to be registered (if different):		Date: October 21, 2024

Subscriber’s EIN: Not Applicable (subscriber is not a US entity)

Business Address - Street:		Mailing Address - Street (if different):

City, State, Zip:		City, State, Zip:

Attn: Dean Clinton		Attn: Dean Clinton

Telephone No.:		Telephone No.:

Email Address:		Email Address:

Number of Shares subscribed for: 1,250,000

Purchase Price: USD$12,500,000.00		Price Per Share: USD$10.00

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Pubco and the Company have accepted this Subscription Agreement as of the date set forth below.

BIGTINCAN LIMITED

By:	/s/ Dean Clinton
Name:	Dean Clinton
Title:	Authorized Signatory

BIGTINCAN HOLDINGS LIMITED

By:	/s/ Tom Amos
Name:	Tom Amos
Title:	Chairman

Date: October 21, 2024

[Signature Page to Subscription Agreement]